CERTIFICATION PURSUANT TO
                  SECTION 1350, CHAPTER 63 OF TITLE 18, U.S.C.
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Barbara Page, the principal executive and financial officer, of Westland Development Co., Inc., (the "Company"), certify pursuant to Section 1350, Chapter 63 of Title 18 U.S.C. as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1 The Annual Report on Form 10-KSB of the Company for the year ended June 30, 2004 (The "Report") fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 28, 2004




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Barbara Page, principal executive and financial officer